ENTRUSTED MANAGEMENT AGREEMENT

                                      AMONG

                   THE FOURTEEN PERSONS INCLUDING WANG RONGHUA



                     SHAANXI AOXING PHARMACEUTICAL CO., LTD

                                       AND

                           SHAANXI BIOSTAR BIOTECH LTD









                                    [ ] 2007

                                 XIANYANG, CHINA


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                         ENTRUSTED MANAGEMENT AGREEMENT

     This Entrusted Management Agreement (the "Agreement") is entered into on the [ ] o [ ] day of [ ] o [ ] 2007 in Xianyang, China by:

PARTY A:

                1. Wang Ronghua, a citizen of PRC with ID Card
[ ]61040219550901129[ ], owns 45.13% shares of Shaanxi Aoxing
Pharmaceutical Co., Ltd.,

                2. Wang Yan, a citizen of PRC with ID Card number
[ ]610402198705207517[ ], owns 5.83% shares of Shaanxi Aoxing Pharmaceutical Co., Ltd.,

            3. Wang Rongfa, a citizen of PRC with ID Card number
[ ]610125196107262216[ ], owns 5.83% shares of Shaanxi Aoxing Pharmaceutical Co., Ltd.,

            4. Wang Rangmei, a citizen of PRC with ID Card number
[ ]610125196005042220[ ], owns 5.83% shares of Shaanxi Aoxing Pharmaceutical Co., Ltd.,

            5. Cao Xuezhu, a citizen of PRC with ID Card number
[ ]239005196007133130[ ], owns 5.18% shares of Shaanxi Aoxing Pharmaceutical Co., Ltd.,

            6. Wang Yuxing, a citizen of PRC with ID Card number
[ ]610104195707052654[ ], owns 4.85% shares of Shaanxi Aoxing Pharmaceutical Co., Ltd.,

            7. An Xiaoru, a citizen of PRC with ID Card number
[ ]220104196406234421[ ], owns 4.85% shares of Shaanxi Aoxing Pharmaceutical Co., Ltd.,

            8. Ao Quanfang, a citizen of PRC with ID Card number
[ ]61040219570504122x[ ], owns 4.69% shares of Shaanxi Aoxing Pharmaceutical Co., Ltd.,

            9. Tang Wenying, a citizen of PRC with ID Card number
[ ]61010219431016356x[ ], owns 3.24% shares of Shaanxi Aoxing Pharmaceutical Co., Ltd.,

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            10. Qin Hongxia, a citizen of PRC with ID Card number
[ ]610103196601022420[ ], owns 3.24% shares of Shaanxi Aoxing Pharmaceutical Co., Ltd.,

            11. Wu Gang, a citizen of PRC with ID Card number
[ ]610402196512265236[ ], owns 3.07% shares of Shaanxi Aoxing Pharmaceutical Co., Ltd.,

            12. Wu Weiping, a citizen of PRC with ID Card number
[ ]610403198202050067[ ], owns 2.91% shares of Shaanxi Aoxing Pharmaceutical Co., Ltd.,

            13. Bai Rong, a citizen of PRC with ID Card number i3/462050319790316422xi?, owns 2.91% shares of Shaanxi Aoxing Pharmaceutical Co., Ltd.,

            14. Wu Jin, a citizen of PRC with ID Card number i3/4610125198301140529i?, owns 2.27% shares of Shaanxi Aoxing Pharmaceutical Co., Ltd.,

             15. Shaanxi Aoxing Pharmaceutical Co., Ltd. is an enterprise incorporated and existing within the territory of China in accordance with the law of the People's Republic of China, the registration number of its legal and valid Business License is 6104001290270 and the legal registered address is Chenyangzhai, Xianyang.

      and

PARTY B: Shaanxi Biostar Biotech Ltd is a wholly-foreign owned enterprise registered in Xianyang, PRC, and the registration number of its legal and valid Business License is Qi Du Shaan Xian Zong Zi No. 000177.

WHEREAS:

     1. Party A constitutes Shaanxi Aoxing Pharmaceutical Co., Ltd. (hereinafter referred to as "Shaanxi Aoxing") and all of its shareholders holding all issued and outstanding shares of Shaanxi Aoxing. Under this Agreement, Shaanxi Aoxing and The Fourteen Persons including Wang Ronghua have acted collectively as one party to this Agreement;

     2. Shaanxi Biostar Biotech Ltd. (hereinafter referred to as "Party B") is a wholly-foreign owned enterprise incorporated and existing within the territory of China in accordance with the law of the People's Republic of China, the registration number of its legal and valid Business License is Qi Du Shaan Xian Zong Zi No. 000177, and the legal registered address is 3rd floor, backyard of Industrial and Business Bureau, Shiji Avenue, Xianyang.

     3. Party A desires to entrust Party B to manage and operate Shaanxi Aoxing;

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     4. Party B agrees to accept such entrustment and to manage Shaanxi Aoxing on behalf of Party A.

         Therefore, in accordance with laws and regulations of the People's Republic of China, the Parties agree as follows after friendly consultation based on the principle of equality and mutual benefit.

     ARTICLE 1   ENTRUSTED MANAGEMENT

     1.1 Party A agrees to entrust the management of Shaanxi Aoxing to Party B pursuant to the terms and conditions of this Agreement. Party B agrees to manage Shaanxi Aoxing in accordance with the terms and conditions of this Agreement.

     1.2 The term of this Entrusted Management Agreement shall be from the effective date of this Agreement to the earlier of the following:
      (1) the winding up of Shaanxi Aoxing (the "Entrusted Period"), or
      (2) the termination date of this Entrusted Management Agreement to be determined by the Parties hereto, or
      (3) the date on which Party B completes the acquisition of Shaanxi Aoxing.

     1.3 During the Entrusted Period, Party B shall be fully responsible for the management of Shaanxi Aoxing. The management service includes without limitation the following:

         (1) Party B shall be fully responsible for the operation of Shaanxi Aoxing, which includes the right to appoint and terminate members of Board of Directors and the right to hire managerial and administrative personnel etc. Party A or its voting proxy shall make a shareholder's resolution and a Board of Directors' resolution based on the decision of Party B's Board of Directors.

         (2)    Party B has the right to manage and control all assets of Party
                A. Shaanxi Aoxing shall open an entrusted account or designate an existing account as an entrusted account. Party B has the full right to decide the use of the funds in the entrusted account. The signer of the account shall be appointed or confirmed by Party B. All of the funds of Shaanxi Aoxing y shall be kept in this account, including but not limited to its existing working capital and purchase price received from selling its production equipment, inventory, raw materials and accounts receivable to Party B, all payments of funds shall be disbursed through this entrusted account, including but not limited to the payment of all existing accounts payable and operating expenses, payment of employees salaries and purchase of assets, and all revenues from its operation shall be kept in this account.

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         (3)    Party B shall have the full right to control and administrate the financial affairs and daily operation of Shaanxi Aoxing, such as entering into and performance of contracts, and payment of taxes etc.

         (4) If Shaanxi Aoxing requires additional funds to maintain its operations, Party B shall provide such additional funds through a bank loan or other resources and Party A shall provide necessary assistance in obtaining these funds.

       1.4 As consideration for the services provided by Party B hereunder, Party A shall pay an entrusted management fee to Party B which shall be equal to the earnings before tax (if any) of Shaaxi Aoxing. The entrusted management fee shall be as follows: during the term of this agreement, the entrusted management fee shall equal to Shaaxi Aoxing's estimated earnings before tax, being the monthly revenues after deduction of operating costs, expenses and taxes other than income tax. If the earnings before tax is zero, Shaanxi Aoxing is not required to pay the entrusted management fee; if Shaanxi Aoxing sustains losses, all such losses will be carried over to next month and deducted from next month's entrusted management fee. Both Parties shall calculate, and Party A shall pay, the monthly entrusted management fee within 20 days of the following month. The above monthly payment shall be adjusted after the end of each quarter but before the filing of tax return for such quarter (the "Quarterly Adjustment"), so as to make the after-tax profit of Shaanxi Aoxing of that quarter is zero. In addition, the above monthly payment shall be adjusted after the end of each fiscal year but before the filing for the yearly tax return (the "Annual Adjustment"), so as to make the after-tax profit Shaanxi Aoxing of that fiscal year is zero.

      1.5 Party B shall assume all operation risks out of the entrusted management of Shaanxi Aoxing and bear all losses of Shaanxi Aoxing. If Shaanxi Aoxing has no sufficient funds to repay its debts, Party B is responsible for paying off these debts on behalf of Shaanxi Aoxing; if Shaanxi Aoxing's net assets are lower than its registered capital, Party B is responsible for funding the deficit.

       ARTICLE 2     RIGHTS AND OBLIGATIONS OF THE PARTIES

      2.1 During the term of this Agreement, Party A's rights and obligations include:

         (1) to hand over Shaanxi Aoxing to Party B for entrusted management as of the effectiveness date of this Agreement and to hand over all of business materials together with Business License and corporate seal of Shaanxi Aoxing to Party B; --

         (2) Party A has no right to make any decision regarding Shaanxi Aoxing's operations without the consent of Party B;

         (3) to have the right to know the business conditions of Shaanxi Aoxing at any time and provide proposals;

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         (4)   to assist Party B in carrying out the entrusted management according to Party B's requirement;

         (5) to perform its obligations pursuant to the Shareholders' Voting Rights Proxy Agreement by and between the Parties, and not to violate the said agreement;

         (6) not to intervene Party B's management over Shaanxi Aoxing in any form by making use of shareholder's power;

         (7) not to entrust or grant their shareholders' rights in Shaanxi Aoxing to a third party other than Party B without Party B's consent;

         (8) not to otherwise entrust other third party other than Party B to manage Shaanxi Aoxing in any form without Party B's consent;

         (9)   not to terminate this Agreement unilaterally with any reason; or

         (10) to enjoy other rights and perform other obligations under the Agreement.

      2.2 During the term of this Agreement, Party B's rights and obligations include:

         (1)   to enjoy independent and full right to manage Shaanxi Aoxing;

         (2)   to enjoy the right to dispose of all assets of Shaanxi Aoxing;

         (3) to enjoy profits and bear losses arising from Shaanxi Aoxing's operations during the period of entrusted management;

         (4)   to appoint all directors of Shaanxi Aoxing;

         (5) to appoint general manager, deputy general manager, financial manager and other senior managerial personnel of Shaanxi Aoxing;

         (6) to convene shareholders' meetings of Shaanxi Aoxing in accordance with the Shareholders' Voting Rights Proxy Agreement and sign resolutions of shareholders' meetings; and

         (7) to enjoy other rights and perform other obligations under the Agreement.

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       ARTICLE 3     REPRESENTATIONS AND WARRANTIES

       The Parties hereto hereby make the following representations and warranties to each other as of the date of this Agreement that:

         (1) has the right to enter into the Agreement and the ability to perform the same;

         (2) the execution and delivery of this Agreement by each party have been duly authorized by all necessary corporate action;

         (3) the execution of this Agreement by the officer or representative of each party has been duly authorized(pound)>>

         (4) each party has no other reasons that will prevent this Agreement from becoming a binding and effective agreement between both parties after execution;

         (5) the execution and performance of the obligations under this Agreement will not:
               (a) violate any provision of the business license, articles of association or other similar documents of its own;
               (b) violate any provision of the laws and regulations of PRC or other governmental or regulatory authority or approval;
               (c) violate or result in a breach of any contract or agreement to which the party is a party or by which it is bound.

      ARTICLE 4  EFFECTIVENESS

       This Agreement shall take effect after it is duly executed by the authorized representatives of the parties hereto with seals affixed.

     ARTICLE 5  LIABILITY FOR BREACH OF AGREEMENT

       During the term of this Agreement, any violation of any provisions herein by either party constitutes breach of contract and the breaching party shall compensate the non-breaching party for the loss incurred as a result of this breach.

      ARTICLE 6  FORCE MAJEURE

       The failure of either party to perform all or part of the obligations under the Agreement due to force majeure shall not be deemed as breach of contract. The affected party shall present promptly valid evidence of such force majeure, and the failure of performance shall be settled through consultations between the parties hereto.

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     ARTICLE 7  GOVERNING LAW

       The conclusion, validity, interpretation, and performance of this Agreement and the settlement of any disputes arising out of this Agreement shall be governed by the laws and regulations of the People's Republic of China.

     ARTICLE 8  SETTLEMENT OF DISPUTE

          Any disputes under the Agreement shall be settled at first through friendly consultation between the parties hereto. In case no settlement can be reached through consultation, each party shall have the right to submit such disputes to China International Economic and Trade Arbitration Commission in Beijing. The Place of arbitration is Beijing. The arbitration award shall be final and binding on both parties.

     ARTICLE 9  CONFIDENTIALITY

       9.1 The parties hereto agree to cause its employees or representatives who has access to and knowledge of the terms and conditions of this Agreement to keep strict confidentiality and not to disclose any of these terms and conditions to any third party without the expressive requirements under law or request from judicial authorities or governmental departments or the consent of the other party, otherwise such party or personnel shall assume corresponding legal liabilities.

       9.2 The obligations of confidentiality under Section 1 of this Article shall survive after the termination of this Agreement.

     ARTICLE 10 SEVERABILITY

    10.1 Any provision of this Agreement that is invalid or unenforceable due to the laws and regulations shall be ineffective without affecting in any way the remaining provisions hereof.

     10.2. In the event of the foregoing paragraph, the parties hereto shall prepare supplemental agreement as soon as possible to replace the invalid provision through friendly consultation.

     ARTICLE 11 NON-WAIVER OF RIGHTS

     11.1 Any failure or delay by any party in exercising its rights under this Agreement shall not constitute a waiver of such right.

     11.2 Any failure of any party to demand the other party to perform its obligations under this Agreement shall not be deemed as a waiver of its right to demand the other party to perform such obligations later.

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     11.3 If a party excuses the non-performance by other party of certain provisions under this Agreement, such excuse shall not be deemed to excuse any future non-performance by the other party of the same provision.

     ARTICLE 12 NON-TRANSFERABILITY

       Unless otherwise specified under this Agreement, no party can assign or delegate any of the rights or obligations under this Agreement to any third party nor can it provide any guarantee to such third party or carry out other similar activities without the prior written from the other party.

     ARTICLE 13 MISCELLANEOUS

     13.1 Any and all taxes arising from execution and performance of this Agreement and during the course of the entrusted management and operation shall be borne by the Parties respectively pursuant to the provisions of laws and regulations.

     13.2 Any amendment entered into by the parties hereto after the effectiveness of this Agreement shall be an integral part of this Agreement and have the same legal effect as part of this Agreement. In case of any discrepancy between the amendment and this Agreement, the amendment shall prevail. In case of several amendments, the amendment with the latest date shall prevail.

     13.3 This Agreement is executed by Chinese and English in duplicate, and in case of any conflict the Chinese version shall prevail. Each of the original Chinese and English versions of this Agreement shall be executed in 4 copies. Each party shall hold two original of each version, and the rest shall be used for governmental registration or other necessary approval purposes.

     13.4 In witness hereof, the Agreement is duly executed by the parties hereto on the date first written above.



                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)
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(Page of signature only)

PARTY A:

WANG RONGHUA(signature):

WANG YAN(signature):

WANG RONGFA(signature):

WANG RANGMEI(signature):

CAO XUEZHU(signature):

WANG YUXING(signature):

AN XIAORU(signature):

AO QUANFANG(signature):

TANG WENYING(signature):

QIN HONGXIA(signature):

WU GANG(signature):

WU WEIPING(signature):

BAI RONG(signature):

WU JIN(signature):

SHAANXI AOXING PHARMACEUTICAL CO., LTD

(official seal)

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Authorized representative:
(signature)




PARTY B:

SHAANXI BIOSTAR BIOTECH LTD

 (official seal)

Authorized representative:
(signature)


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